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                                PROMISSORY NOTE

                                                                  May 28, 1998

         FOR VALUE RECEIVED, MARKETSPAN CORPORATION, MARKETSPAN GAS CORPORATION (d/b/a BROOKLYN UNION), MARKETSPAN TRADING SERVICES LLC, MARKETSPAN GENERATION LLC, MARKETSPAN CORPORATE SERVICES LLC, MARKETSPAN UTILITY SERVICES LLC, and MARKETSPAN ELECTRIC SERVICES LLC, each a New York corporation or limited liability company, with its principal place of business at 175 East Old Country Road, Hicksville, New York 11801, and MARKETSPAN FINANCE CORPORATION, a Vermont corporation (collectively, the "Obligors"), hereby jointly and severally promise to pay, on or before the dates set forth below, the amounts set forth below, to LONG ISLAND LIGHTING COMPANY, a New York corporation, with its principal place of business at 333 Earle Ovington Boulevard, Suite 403, Uniondale, New York 11553 (the "Obligee").

         This Promissory Note is one of a series of Promissory Notes issued pursuant to the purchase price adjustment provisions of Section 2.1 of the Agreement and Plan of Merger dated as of June 26, 1997 by and among MarketSpan Corporation (formerly known as BL Holding Corp.), the Obligee, Long Island Power Authority and LIPA Acquisition Corp., as amended and/or supplemented through the date hereof (as so amended and/or supplemented, the "Merger Agreement"), and is subject to the terms and provisions thereof relating hereto. Upon the occurrence of a Material Decline in Parent's Credit Standing (as such term is defined in Section 2.1(f)(ii) of the Merger Agreement) this Promissory Note (i) shall be secured by a letter of credit provided by MarketSpan Corporation, at its sole cost and expense, and (ii) may be economically defeased by MarketSpan Corporation, in each case as provided under Section 2.1(f) of the Merger Agreement.

         The terms and conditions of this Promissory Note shall be determined by reference to the debt and other obligations of the Obligee under the Participation Agreement dated as of December 1, 1985, between New York State Energy Research and Development Authority ("NYSERDA") and the Obligee (the "Participation Agreement"), relating to the Adjustable Rate Pollution Control Revenue Bonds (Long Island Lighting Company Project), 1985 Series A issued by NYSERDA, and the related Corporation Note issued by the Obligee thereunder (collectively, the "NYSERDA Financing Documents"). The payment obligations of the Obligors hereunder shall equal 3.5933% of all such debt and other obligations of the Obligee under the NYSERDA Financing Documents, or such other percentage as may be finally determined in accordance with Section 2.1(e) of the Merger Agreement (the "Applicable Percentage"). In the event that the Applicable Percentage changes, as provided above, following the date hereof, the appropriate party shall pay to the other, within five (5) Business Days (as defined in the NYSERDA Financing Documents) following such change, all such amounts as shall be due upon the application of the Applicable Percentage retroactively to the date hereof.


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         All provisions of the NYSERDA Financing Documents relating to the payment by the Obligee of principal, interest, premium and any other amounts payable thereunder, including, without limitation, all provisions relating to
(A) any acceleration of any such payment obligations for any reason and (B) any fees or other expenses relating to letters of credit, are hereby incorporated herein and made a part hereof, except that, for purposes of such incorporation by reference, (i) all references to the "Corporation" shall be deemed to be references to the Obligors (jointly and severally), (ii) all references to the "Authority" or the "Trustee" shall be deemed to be references to the Obligee, (iii) all references to the "Corporation Note" shall be deemed to be references to this Promissory Note, (iv) all references to amounts payable shall be deemed to be references to such amount multiplied by the Applicable Percentage, (v) all dates specified therein for payments shall be deemed to be the respective dates thirty (30) days prior thereto,
(vi) the principal amount hereof shall bear interest commencing on the date thirty (30) days prior to the immediately preceding Interest Payment Date under the NYSERDA Financing Documents, (vii) the initial Interest Payment Date hereunder shall be August 1, 1998 and (viii) the obligation of the Obligors to make any payment of principal of premium, if any, and interest on, this Promissory Note shall NOT be deemed satisfied and discharged to the extent of any payment made by the Bank under the Letter of Credit. In addition to the events and circumstances included in the definition of the term "events of default" incorporated herein from the Participation Agreement, such term, as used in this Promissory Note, shall include the occurrence of any event of default under the Participation Agreement. In the event that the amount of interest paid by the Obligors on any Interest Payment Date hereunder differs from the amount of interest otherwise payable by the Obligee on the immediately succeeding Interest Payment Date (the "Obligee Payment Date") under the NYSERDA Financing Documents (whether or not any of the obligations under the NYSERDA Financing Documents remain outstanding) multiplied by the Applicable Percentage (the "NYSERDA Interest"), the amount of such difference shall be paid by the appropriate party to the other, within five (5) Business Days following the Obligee Payment Date, so that the total interest paid hereunder shall equal the total NYSERDA Interest.

         Each of the Obligors hereby waives presentment for payment, demands, notice of dishonor and protest of this Promissory Note and any right to assert setoff of any of its obligations hereunder against any amounts owing by the Obligee thereto. The Obligors further agree that none of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except as the Obligee may consent in a writing duly signed for and on its behalf. The Obligee agrees that it shall not agree to any alteration, modification or amendment of any of the NYSERDA Financing Documents in any way that would increase the payment obligations of the Obligees hereunder, without the prior written consent of MarketSpan Corporation. No failure or delay on the part of the Obligee in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         The Obligors agree to pay on demand any and all reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by the Obligee and its successor and assigns in enforcing this Promissory Note.

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         This Promissory Note is binding upon the Obligors and their successors and assigns and is for the benefit of the Obligee and its successors and assigns. The Obligors may not, without the prior written consent of the Obligee, assign or otherwise transfer their obligations under this Promissory Note.

         This Promissory Note has been delivered in the State of New York and shall be construed and enforced in accordance with the internal and substantive laws of such State without giving effect to the choice of law rules.


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                                        MARKETSPAN CORPORATION


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


                                        MARKETSPAN GAS CORPORATION


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


                                        MARKETSPAN TRADING SERVICES LLC


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


                                        MARKETSPAN GENERATION LLC


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


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

                                        MARKETSPAN CORPORATE SERVICES LLC


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


                                        MARKETSPAN UTILITY SERVICES LLC


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


                                        MARKETSPAN ELECTRIC SERVICES LLC


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


                                        MARKETSPAN FINANCE CORPORATION


                                        By: /s/ Kathleen A. Marion
                                           -----------------------------
                                           Name:  Kathleen A. Marion
                                           Title: Secretary and Vice President


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